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                                                                   Exhibit 10.9

                               SERVICES AGREEMENT

            THIS SERVICES AGREEMENT (this "Agreement") is made and entered into on and as of August 30, 1999 (the "Effective Date"), by and between CYBER DIALOGUE INC., a Delaware corporation, ("Dialogue"); and AMFM INTERACTIVE INC.. a Delaware corporation ("AMFMi") (individually, a "Party" and collectively, the "Parties").

                                    RECITALS

            WHEREAS the Parties desire to set forth herein the terms and conditions pursuant to which AMFMi will retain Dialogue to plan, develop, manage, service, and/or maintain the Customer Management Initiative (as defined below);

            NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.    DEFINITIONS.

            In addition to the other terms defined in this Agreement, the following terms shall have the meanings prescribed as follows:

      1.1 "Affiliate" shall mean, with respect to a party, any Person that, directly or indirectly, Controls, or is Controlled by, or is under common Control with, such party.

      1.2 "AMFMi Intellectual Property" shall mean the Customer Data, Customer Database, and the AMFMi APIs.

      1.3 "AMFMi APIs" shall mean the application programming interfaces developed or licensed by AMFMi in order to allow Dialogue to access and gather Customer Data from Websites.

      1.4 "Associated Entities" shall mean, with respect to an entity, any Person that, directly or indirectly. Controls, or is Controlled by, or is under common Control with, such entity.

      1.5 "Claim" shall mean any claim, action, suit, proceeding, or litigation and any loss, deficiency, damages, liabilities, costs and expenses, including without limitation, reasonable attorneys' fees and all related costs and expenses, to be paid to a third party or otherwise incurred in connection with the defense of any claim, action, suit, proceeding, or litigation.

      1.6 "Confidential Information" shall mean written or oral information about the disclosing Party's business or activities that if written is marked or designated by such Party as "Confidential Information," "Proprietary," or other words of similar import, or, whether written or oral, is by the circumstances in which it was dis-


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

            closed understood to be Confidential information. Confidential Information shall include, but not be limited to, the terms of this Agreement, the Dialogue Intellectual Property, the AMFMi Intellectual Property, and all business (including marketing and business plans), financial and technical information of a Party. Information shall not be considered Confidential Information of a Party if it can be shown that such information: (i) is known to the recipient on the date of disclosure directly or indirectly from a source other than the providing Party or other than a source having an obligation of confidentiality to the providing Party; (ii) thereafter becomes known (independently of disclosure by the providing Party) to the recipient directly or indirectly from a source other than one having an obligation of confidentiality to the providing Party; (iii) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the recipient; or (iv) was independently developed by the recipient without use of or reference to the providing Party's Confidential Information, as shown by evidence in the recipient's possession.

      1.7 "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether by contract or through the ownership of voting securities, including, without limitation, the ownership of more than fifty percent (50%) of the equity, partnership or similar interest in such Person.

      1.8 "Customer Data" shall mean raw data or other information regarding Web Site Visitors that is collected either through Web Site Visitor input or through tracking Web Site Visitor activity or otherwise; as well as data derived from the raw data or other information.

      1.9 "Customer Database" shall mean a database containing Customer Data, as well as the Data Model and infrastructure for the database.

      1.10 "Customer Management Initiative" shall mean the methods, services, marketing-programs and Customized Applications, whether existing now or developed in the future, for (i) gathering, storing and managing Customer Data; and (ii) using the Customer Database to conduct market research and data analysis, and to create marketing programs for Web Site Visitors, including loyalty and/or rewards programs. For purposes of clarity, the foregoing activities shall not include in-bound e-mail management or any call center management activities.

      1.11 "Customized Applications" shall mean the methods, programs and technologies, created by Dialogue for AMFMi pursuant to this Agreement, expressly excluding ICARUS.

      1.12 "Data Model" shall mean a graphical representation of the architecture of the database of Customer Data, together with the file field definitions and related file associations.


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                        2

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      1.13  "Dialogue Technology" shall mean the Dialogue technology known as
            ICARUS, including without limitation all new versions, releases, and updates thereto, that is owned by Dialogue, and that is used for the Customer Management Initiative.

      1.14 "Dialogue Intellectual Property" shall mean all Intellectual Property (i) owned by Dialogue as of the date hereof; or (ii) developed by or on behalf of Dialogue for use in connection with the Customer Management Initiative, including without limitation the Dialogue Technology, but excluding AMFMi Intellectual Property.

      1.15 "Intellectual Property" shall mean all trademarks, service marks, trade names, Internet domain names, designs, logos, slogans and general intangibles of like nature, together with goodwill, registrations and applications relating to the foregoing; registered and unregistered patents; copyrights (including registrations and applications); computer programs, including any and all software implementation of algorithms, applications, tools, models and methodologies whether in source code or object code, databases and computations, including any and all data and collections of data, all documentation, including user manuals and training materials, relating to any of the foregoing; and Confidential Information, technology, know-how, inventions, processes, formulae, algorithms, models, trade secrets and methodologies.

      1.16 "Mirror site" means an Internet site that (i) contains the exact form and content of a site, (ii) is located at a geographic location distinct from a site and (iii) is created for the purpose of improving the performance of and accessibility to a site.

      1.17 "Owned Entities" shall mean, with respect to an entity, any Person in which such entity directly or indirectly possesses an ownership interest of 10% or more of the total ownership interest.

      1.18 "Person" shall mean any individual, sole proprietorship, partnership. joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

      1.19 "Web Sites" shall mean those Internet sites owned or managed by AMFMi, and any Mirror Sites.

      1.20 "Web Site Visitors" shall mean individuals that access or visit the Web Sites.

2.    TECHNOLOGY DEVELOPMENT.

      2.1 Technology Plan. Dialogue shall design, develop and test the Customer Database and any modifications, enhancements or improvements to the Dialogue Technology necessary to implement the Customer Management Initiative. AMFMi and Dialogue shall cooperate to establish requirements, a project plan and interim


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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            milestones. AMFMi and Dialogue shall also cooperate to ensure that the Customer Management Initiative is structured and operated in a manner consistent with federal statutes and regulation related to privacy.

3.    RESPONSIBILITIES OF THE PARTIES

      3.1 Overview of Responsibilities - Dialogue. Dialogue shall be responsible for (a) creating the Customer Database and for integrating the Customer Data into that Customer Database, and (b) implementing the Customer Management Initiative, including procuring all necessary equipment, software and connectivity and performing all aspects of the Initiative not explicitly designated for AMFMi. Dialogue shall have no obligation or exclusive right to provide AMFMi with Customer Management Initiative to the extent it is to be used to benefit a party that is not an Affiliate of AMFMi.

      3.2   Overview of Responsibilities - AMFMi. AMFMi shall be responsible for
            (a) providing Dialogue with the AMFMi APIs to allow Dialogue to integrate the Dialogue Technology and other aspect of the Customer Management Initiative with AMFMi data and technology, and (b) making the Customer Data and AMFMi intellectual Property available to Dialogue.

      3.3 Marketing Campaigns. Dialogue shall be responsible for helping to develop strategic plans for all marketing campaigns developed as part of the Customer Management Initiative ("Marketing Campaigns"), and for the execution, management and measurement of such Marketing Campaigns. Notwithstanding the foregoing, AMFMi shall be responsible for all creative aspects of the Marketing Campaigns, including all production and design elements. The parties shall provide each other with reasonable assistance as requested in connection with the Marketing Campaigns. AMFMi shall have final authority and control of Marketing Campaigns.

      3.4 Maintenance and Back-up. Dialogue shall develop and implement (i) a monitoring plan; (ii) a disaster recovery plan (including off-site and on-site storage and hot-swap back-up); and (iii) upgrade plans for all aspects of the Customer Management Initiative (including for equipment, software. connectivity, and content).

      3.5 Support. Dialogue shall provide AMFMi with customer support to address questions regarding the Customer Management Initiative. Such support shall be provided during reasonable business hours and in a manner to be determined by the parties. Dialogue shall have no obligation to provide any direct support for AMFMi customers or Web Site Visitors.

      3.6 Third Parties. Dialogue may retain third parties to assist in any or all of its activities performed in connection with this Agreement, provided that Dialogue shall be responsible for the activities of such third parties, and provided further that such


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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            third parties must agree in writing to abide by the confidentiality provisions contained in Section 11 of this Agreement.

4.    EXCLUSIVITY

      4.1 Exclusive Contract. During the Term, Dialogue shall be the exclusive service provider to AMFMi for using the Customer Database to conduct market research and data analysis, and executing and managing marketing programs for Web Site Visitors, including loyalty and/or rewards programs.

      4.2 Covenant Not to Compete. During the term of the services provided by Dialogue hereunder and for a period of one year following the termination of such services, (the "Noncompete Term"), neither Dialogue, nor any of its subsidiaries, nor any entities in which Dialogue has an ownership interest equal to or greater than 20% of the total ownership, (collectively the "Dialogue Entities"), shall directly or indirectly, perform strategic planning services, interim management services, and data analysis services, or creation of marketing programs for Web Site Visitors, including loyalty and/or rewards programs, (collectively the "Excluded Services") for the following named competitors and their Associated Entities: *****. Additionally, during the Noncompete Term, the Dialogue Entities shall not perform Excluded Services for the following named competitors and their Owned Entities: *****. Notwithstanding anything in this Section 4.2, Dialogue Entities may (i) perform Excluded Services during the Noncompete Term for the entities listed in Schedule 4, (ii) continue to provide marketing data to ***** provided that such data is similar in type and scope to that which Dialogue is currently providing *****, and (iii) perform Excluded Services for the ***** and its Associated Entities (collectively the "***** Entities"), except that Dialogue may not provide Excluded Services during the Noncompete Term for any of the ***** Entities that engages in any Internet strategy, inclusive of radio, directed at a local or a regional market rather than a national market.

5.    LICENSE GRANT

      5.1 AMFMi License. Pursuant to the terms and conditions of this Agreement, Dialogue grants to AMFMi the non-exclusive right, during the Term, to use the Dialogue Intellectual Property solely to the extent required by AMFMi to meet its Customer Management Initiative responsibilities. AMFMi may not sublicense or transfer any of its license rights. This license grant extends to all territories in which Dialogue holds the applicable Intellectual Property Right.

      5.2 Dialogue License. Pursuant to the terms and conditions of this Agreement, AMFMi grants to Dialogue a non-exclusive, royalty-free right, during the Term, to


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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            use AMFMi intellectual Property solely to the extent required by
            Dialogue to meet its Customer Management Initiative responsibilities pursuant to Section 3.1. Dialogue may not sublicense or transfer any of its license rights. This license grant extends to all territories in which AMFMi holds the applicable Intellectual Property Rights.

      5.3 Source Code Escrow. Dialogue shall deposit with a third party source code escrow vendor to be mutually selected by the parties: (a) one copy of the source code for the Dialogue Technology; and (b) existing documentation regarding the use of the Dialogue Technology (collectively, the "Source Code Deposit"). Dialogue shall update the Source Code Deposit during the Term such that the Source Code Deposit will always contain the then current version of the Dialogue Technology.

            5.3.1 The parties and the escrow vendor shall enter into an escrow agreement regarding the Source Code deposit, which shall provide, among other things, (a) that the Source Code Deposit may be released to AMFMi only upon (i) the bankruptcy of Dialogue pursuant to Section 9.3 hereof, or (ii) the termination of the Agreement due to material breach by Dialogue; (b) that Dialogue may challenge the release of the Source Code Deposit if it believes that the condition for release has not been met; and (c) that AMFM1 shall bear all escrow costs.

            5.3.2 In the event that the Source Code Deposit is released, AMFMi acknowledges that its right to the Source Code Deposit shall be a limited license to use the Source Code Deposit solely as required for it to enjoy the benefits of the license granted hereunder. AMFMi shall have no right to sublicense or transfer the Source Code Deposit, and shall have no ownership rights therein.

            5.3.2 Bankruptcy Provisions. The Parties intend that AMFMi shall have all rights afforded to licensees under Section 365(n) of the U.S. Bankruptcy Code (and any successor thereto) in connection with any bankruptcy of Dialogue.

6.    DIALOGUE ATTRIBUTION

      6.1 Use of Dialogue Name. AMFMi shall display the phrase "CyberDialogue Enabled" on all Web Site pages where Customer Data is input by the Web Site Visitor. Such phrase shall be in a font no smaller than eight points.


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                        6

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7.    INTELLECTUAL PROPERTY.

      7.1   Ownership.

            7.1.1 AMFMi Intellecutal Property. As between Dialogue and AMFMi,
                  Dialogue acknowledges and agrees that all AMFMi Intellectual Property shall be the sole property of AMFMi, and that Dialogue shall not gain any right, title, or interest in such AMFMi Intellectual Property except as expressly provided under this Agreement.

            7.1.2 Dialogue Intellectual Property. As between Dialogue and AMFMi,
                  AMFMi acknowledges and agrees that all Dialogue Intellectual Property shall be the sole property of Dialogue, and that AMFMi shall not gain any right, title, or interest in such Dialogue Intellectual Property except as expressly provided under this Agreement. Notwithstanding the foregoing, Dialogue acknowledges that Customized Applications, both in source code and object code format, shall be the sole property of AMFMi, provided that Dialogue retains any know-how it develops while creating the Customized Applications and may in its discretion develop code which performs the same or similar functionality so long as it does not copy or refer to the Customized Applications during such development. Breach of this provision by Dialogue shall be considered a material breach of this Agreement.

            7.1.3 Cooperation. Each Party agrees that it shall take all actions reasonably requested by the other Party to fully vest or perfect in the other Party all right, title, and interest in and to their respective Intellectual Property. Each Party shall promptly enter into appropriate agreements with its employees, contractors, and agents having access to the other Party's property pursuant to which: (i) each such person effectively releases and relinquishes any and all right, title, and interest which he/she/it may have in the other Party's property or any portion thereof; and (ii) each such person agrees to cooperate with the other Party in the protection of any of such Party's rights.

8.    FEES.

      8.1 Fees. In consideration of the services performed by Dialogue pursuant to this Agreement, AMFMi shall pay Dialogue the applicable fees as set forth in Schedule 1. Dialogue shall provide AMFMi with an invoice for such fees, which shall be payable within 30 days of receipt.

      8.2 Audit Right. AMFMi shall have the right to verify, upon not less than thirty (30) days prior written notice to Dialogue all fees and charges made by Dialogue pursuant to this Agreement, through inspection of Dialogue's pertinent books and records. AMFMi may, if it chooses, retain a third party auditor, approved by Dia-


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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            logue (such approval not to be unreasonably withheld) to conduct such audit ("Auditor"), provided that such Auditor must agree to sign the standard form of non-disclosure agreement for requiring that Dialogue's books and records shall be held in strict confidence, except as may be necessary to report to AMFMi concerning the accuracy of the payment amount. Dialogue shall keep its records and books relating to the payment amount for a period of five (5) years. AMFMi shall bear the cost and expense of any such audit; provided, however, that if such audit reveals an overpayment by AMFMi of three percent (3%) or more, Dialogue shall bear the cost of such audit and shall pay interest at the rate of ten percent (10%) per annum (or, if less, the highest lawful rate) on the amount of such overpayment.

9.    TERM AND TERMINATION.

      9.1 Term. This Agreement shall commence upon the Effective Date and continue for sixteen (16) months (the "Initial Term"), unless earlier terminated in accordance with the provisions hereof. AMFMi shall provide four (4) months notice prior to the end of the Initial Term as to whether it desires to extend the Agreement for another three (3) years and eight (8) months (the "Extended Term" and together with the Initial Term, the "Term"). If AMFMi does not desire to extend the Agreement, the Agreement shall terminate at the end of the Initial Term. If AMFMi notifies Dialogue that it desires to extend the Agreement for the Extended Term, the parties shall meet and negotiate in good faith the terms and conditions under which the Agreement will be extended, and will use their best efforts to reach agreement.

      9.2 Termination for Breach. Upon the material breach of this Agreement by a Party, the non-breaching Party may terminate this Agreement upon thirty (30) days prior written notice of the breach, provided that the breaching Party was unable to cure the breach during such thirty (30) day period.

      9.3 Termination for AMFMi. This Agreement may be terminated by AMFMi, in its sole discretion, upon thirty (30) days prior written notice to Dialogue. If AMFMi terminates this Agreement without cause pursuant to this Section 9.3 within the first sixteen (16) months of the Initial Term, AMFMi shall pay Dialogue the sum of $***** per month for every remaining full month, pro-rated for every remaining partial month, after the date of termination in the initial Term (the "Termination Fee"). The Parties agree that the duty to pay a Termination Fee applies solely to termination by AMFMi pursuant to this Section 9.3, and does not apply to termination of the Agreement pursuant to Sections 9.1, 9.2, 9.4 and 14.1. The Termination Fee shall be AMFMi's sole obligation upon termination pursuant to this
            Section 9.3, and upon payment of the Termination Fee, AMFMi shall have no further liability for any damages or injury to Dialogue due to the termination of this Agreement. If AMFMi terminates this Agreement without cause pursuant to this Section 9.2, the parties agree that the Noncompete Term defined in Section


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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            4.2 shall be limited to six months, or the remainder of the Initial
            Term, whichever is more.

      9.4 Automatic Termination. This Agreement will terminate automatically upon (i) the commencement of any voluntary bankruptcy or other insolvency proceeding of either Party; or (ii) the commencement of any involuntary bankruptcy or other insolvency proceeding with respect to either Party that is not dismissed within ninety (90) days. No termination of this Agreement will relieve any party of liability for its prior breach of this Agreement.

      9.5 Return of Materials. Upon termination of this Agreement for any reason, each Party shall return to the other any Confidential Information of such other Party, other than Confidential Information governed by Section 9.6 of this Agreement, in that Party's possession, custody or control.

      9.6 Transition Assistance. Upon the termination of this Agreement, the Parties shall work to develop a transition plan pursuant to which Dialogue shall reasonably assist AMFMi to transition the Customer Marketing Initiative to AMFMi or to an entity or entities retained by AMFMi. AMFMi shall pay Dialogue for its transition services on a time and materials basis at Dialogue's then prevailing market rates, provided however that AMFMi shall not pay a rate higher than that paid by any other similar customer of Dialogue.

      9.7 License Rights Upon Termination. Upon termination of this Agreement for any reason, AMFMi shall have a perpetual license to use the version of the Dialogue Technology being used by AMFMi. Under such license, AMFMi shall have the limited right to use the Dialogue Technology for its own internal purposes only, without any right to transfer or sublicense the Dialogue Technology and without any right to use the Dialogue Technology for the benefit of any entity that is not an Affiliate of AMFMi. Dialogue shall have no obligation after termination of this Agreement to support the Dialogue Technology or to provide AMFMi with any updates or new versions or releases of the Dialogue Technology. Any agreement by Dialogue to do so shall be subject to an arms length agreement between AMFMi and Dialogue which Dialogue may enter into in its sole discretion.

10.   STATUS MEETINGS.

      10.1 Project Managers. AMFMi shall each designate project managers who shall be the primary contact point for any issue related to the Customer Management Initiative. The initial project manager for AMFMi shall be Jim Burtson. The initial project manager for Dialogue shall be Marc Esiri.

      10.2 Progress Meetings. Dialogue and AMFMi project managers shall meet no less than twice per month during the Initial Term to discuss the progress of, and plan future activities regarding technology development and the Customer Management Initiative.


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

11.   CONFIDENTIALITY.

      11.1 Protection of Confidential Information. The Parties acknowledge and agree that, in connection with the performance of this Agreement, each of them may disclose to the other its Confidential Information. Except as provided in Section 11.2, the Party receiving any Confidential Information agrees to maintain the confidential status of such Confidential Information and not to use any such Confidential Information for any purpose other than the purpose for which it was disclosed to the receiving Party, and not to disclose any of such Confidential Information to any third party.

      11.2 Permitted Disclosure. Notwithstanding Section 11.1, the Parties acknowledge and agree that each may disclose Confidential
            Information: (i) as required by law, regulation, or court order subject to the terms and conditions of this Section 11.2; (ii) to their respective directors, officers, employees, attorneys, accountants, and other advisors, who are under an obligation of confidentiality of scope similar to those set forth hereunder and only on a "need-to-know" basis; (iii) to investors or joint venture partners, who are under an obligation of confidentiality of scope similar to those set forth hereunder and only on a "need-to-know" basis, provided that such disclosure shall be limited to the terms of this Agreement; or (iv) in connection with disputes or litigation between the Parties involving such Confidential Information, in which case each Party shall endeavor to limit disclosure to such purpose. If a Party is required by law, regulation, or court order to disclose any Confidential Information of the other Party (the "Owner"), such Party shall promptly notify Owner in writing prior to any such disclosure to enable Owner to seek a protective order or other appropriate remedy from the proper authority. The disclosing Party agrees to cooperate with Owner in seeking such order or other remedy. The disclosing Party further agrees that if Owner is not successful in precluding the requesting legal body from requiring the disclosure of the Confidential Information, it will furnish only that portion of the Confidential Information which is legally required and will exercise all reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Confidential Information.

      11.3 Press Releases. Each Party may use the other Party's name in marketing materials unless the other Party objects to such use. The Parties agree to refrain from any use of another Party's name to which that Party has objected.

12.   REPRESENTATIONS, WARRANTIES AND COVENANTS.

      12.1 AMFMi. AMFMi represents, warrants, and covenants for the sole benefit of Dialogue that it has the authority to grant Dialogue the rights granted hereunder.

      12.2 Dialogue. Dialogue represents, warrants, and covenants for the sole benefit of AMFMi that: (i) the personnel performing the Customer Management Initiative


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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            under this Agreement shall have the skill and expertise necessary to perform such services; and (ii) Dialogue has the authority to grant AMFMi the rights granted hereunder.

      12.3 Services Warranty. Dialogue will perform the services required under this Agreement in a high-quality, professional, and competent manner.

      12.4 Warranties of Title. Dialogue has good and marketable title, and the right to license, all of the Dialogue Intellectual Property provided by Dialogue pursuant to this Agreement free and clear of all liens, security interests, and encumbrances.

      12.5 No Conflicting Obligations or Agreements Warranty. Dialogue has no outstanding assignments, grants, licenses, encumbrances, obligations, or agreements which relate to the Dialogue Intellectual Property (whether written, oral, or implied) and are inconsistent with this Agreement or the rights, duties, and obligations stated in this Agreement.

      12.6 Data Integrity. Dialogue warrants Dialogue will take all reasonable steps to prevent the loss or corruption of data in the Customer Database and any datamarts containing Customer Data.

      12.7 Year 2000 Warranty. The Dialogue Technology will create, store and generate output data relating to or including Millennial Dates and leap year dates without errors or omissions, and the occurrence in or use by such software, hardware, equipment and microprocessors of Millennial Dates and leap year dates will not adversely affect the performance of such software, hardware, equipment and microprocessors with respect to date dependent data, compilations, output or other functions (including, without limitation, calculating, computing, sequencing and storing instructions and data). As used in this Agreement, "Millennial Dates" means dates (in any form, including two or four digits) on or after September 9, 1999.

      12.8 Disclaimer of Warranties. EXCEPT AS PROVIDED IN THIS SECTION, THE DIALOGUE TECHNOLOGY. THE DATABASE, SERVICES, SOFTWARE, AMFMi INTELLECTUAL PROPERTY AND EQUIPMENT PROVIDED HEREUNDER ARE PROVIDED, AND ACCEPTED "AS IS" WITHOUT WARRANTY OF ANY KIND. EXPRESS OR. IMPLIED, INCLUDING WITHOUT LIMITATION AS TO CONDITION, DESIGN, PERFORMANCE, ACCURACY, COMPLETENESS, OR OPERATION, OR REGARDING THE ACCURACY OR COMPLETENESS OF ANY DATA OR RESULTS PRODUCED THEREFROM. EACH PARTY EXPRESSLY DISCLAIMS AND EACH PARTY EXPRESSLY WAIVES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ERROR-FREE OR UNINTERRUPTED OPERATION, AND NONINFRINGEMENT.


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

13.   LIMITATION OF LIABILITY.

      13.1 No Liability for Certain Damages. EXCEPT TO THE EXTENT OF THE PARTIES' INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTION 14, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES OF ANY KIND OR NATURE, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY), OR OTHERWISE, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGES.

      13.2 LIMITATION OF LIABILITY. EXCEPT FOR CLAIMS OF INDEMNIFICATION PURSUANT TO SECTION 14, EACH PARTY'S TOTAL LIABILITY FOR ANY CAUSE WHATSOEVER UNDER THIS AGREEMENT OR FOR ACTIVITIES ARISING OUT OF OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT WILL BE LIMITED TO THE FEES PAID BY AMFMi TO DIALOGUE DURING THE TWELVE MONTHS PRIOR TO THE DATE OF RECEIPT OF NOTICE OF A CLAIM FOR SUCH DAMAGES.

      13.3 Notification. Neither Party shall be liable for any Claim arising out of this Agreement for which it has not received written notice from the other within six months from the date the Party asserting such claim reasonably should have been aware of the Claim.

14.   INDEMNIFICATION.

      14.1 Dialogue's Indemnification. Dialogue shall indemnify and hold AMFMi, its respective officers, directors, employees, contractors, agents, its successors and assigns harmless from and against any and all Claims that the Dialogue Intellectual Property infringes any existing (i) United States patent; (ii) copyright in any country that is a signatory to the Berne Convention; (iii) trademark in any country that is a signatory to the Paris Convention: or (iv) world-wide trade secret. AMFMi shall give Dialogue prompt written notice of the assertion of a Claim. Dialogue shall assume defense of such Claim at its own expense, with counsel of its own choosing and shall have complete control over the Claim including for its compromise a settlement. AMFMi shall be entitled to participate in any such defense at its own expense with counsel of its own choosing. AMFMi shall, at Dialogue's expense, cooperate with Dialogue in the defense of the Claim. In addition to Dialogue's indemnity obligations, should the Dialogue Intellectual Property, or any portion thereof, become, or in Dialogue's reasonable opinion be likely to become, the subject of a claim of infringement, Dialogue shall have the right, at Dialogue's option and expense, (i) to procure for AMFMi the right to continue using such Dialogue Intellectual Property; or (ii) to replace or modify


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

            such Dialogue Intellectual Property with a non-infringing version of substantially equivalent function and performance. If options (i) and (ii) above cannot be accomplished despite Dialogue's best efforts, the Dialogue shall have the right to require AMFMi to to stop using Dialogue Intellectual Property by notifying AMFMi in writing (the "Cease Use Notification"). If Dialogue sends a Cease Use Notification, Dialogue shall refund to AMFMi the fees paid by AMFMi to Dialogue pursuant to this Agreement for the twelve months prior to the Cease Use Notification. Additionally, if Dialogue exercises the Cease Use Notification, AMFMi shall have the right to terminate this Agreement by providing written notice of termination to Dialogue, such termination to be effective immediately upon receipt of written notice of termination by Dialogue.

      14.2 AMFMi's Indemnification, AMFMi shall indemnify and hold Dialogue, its respective officers, directors, employees, contractors, agents, its successors and assigns harmless from and against any and all Claims that the AMFMi APIs or Customer Data infringes any existing
            (i) copyright in any country that is a signatory to the Berne Convention; (ii) trademark in any country that is a signatory to the Paris Convention; or (iii) world-wide trade secret. Dialogue shall give AMFMi prompt written notice of the assertion of a Claim. AMFMi shall assume defense of such Claim at its own expense, with counsel of its own choosing and shall have complete control over the Claim including for its compromise a settlement. Dialogue shall be entitled to participate in any such defense at its own expense with counsel of its own choosing. Dialogue shall, at AMFMi's expense, cooperate with AMFMi in the defense of the Claim. In addition to AMFMi's indemnity obligations, should the AMFMi APIs or Customer Data, or any portion thereof, become, or in AMFMi's reasonable opinion be likely to become, the subject of a claim of infringement, AMFMi shall have the right, at AMFMi's option and expense, (i) to procure for Dialogue the right to continue using such AMFMi APIs or Customer Data; or (ii) to replace or modify such AMFMi APIs or Customer Data with a non-infringing version of substantially equivalent function and performance (iii) to require Dialogue to stop using such AMFMi APIs or Customer Data.

      14.3 Limitations on Indemnification by Dialogue. Dialogue shall have no liability for any claim brought by a third party against Dialogue or AMFMi, including a claim for infringement in accordance with this
            Section 14, to the extent it is based on AMFMi's: (a) use of a release or version of any software or other materials provided by Dialogue no longer supported by Dialogue, including but not limited to versions or releases which Dialogue has determined that AMFMi must replace with a new version or release in order to avoid infringement or other liability; or (b) combination of the any software or other materials provided by Dialogue with third party hardware or software not provided by Dialogue hereunder, with which it could not reasonably be expected to be used, if such claim arose from the use of any software or other materials provided by Dialogue in such combination. Dialogue will provide reasonable advance notice if it will no longer support a version or release.


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

      14.4 Limitations on Indemnification by AMFMi. AMFMi shall have no liability for any claim brought by a third party against Dialogue or AMFMi, including a claim for infringement in accordance with this Section l4, to the extent it is based on Dialogue's: (a) use of a release or version of any software or other materials provided by AMFMi no longer supported by AMFMi, including but not limited to versions or releases which AMFMi has determined that Dialogue must replace with a new version or release in order to avoid infringement or other liability; or (b) combination of the any software or other materials provided by AMFMi with, third party hardware or software not provided by AMFMi hereunder, with which it could not reasonably be expected to be used, if such claim arose from the use of any software or other materials provided by AMFMi in such combination. AMFMi will provide reasonable advance notice if it will no longer support a version or release.

      14.5 Limited Obligation. The provisions of this Section 14 are in lieu of all other obligations, including without limitation the implied warranty of non-infringement, and state the sole, exclusive and entire liability of each Party and the sole, exclusive and entire remedy of each Party with respect to any claim that materials licensed under this Agreement or any portion thereof infringes on a patent, copyright, trade secret or other intellectual property right of any third party.

15.   MISCELLANEOUS.

      15.1 Assignment. Neither Party may assign this Agreement without the prior written consent of the other Party; provided, however, that
            (i) either party may assign this Agreement to any parent, subsidiary, affiliate, or any successor in interest to all or the majority of the business of such party to which this Agreement relates. Any attempted or purported assignment without such required consent shall be void and a material breach of this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties hereto,

      15.2 Survival. The respective rights and obligations of Dialogue and AMFMi wider the provisions of Sections 1, 4.2, 5.3.2, 7, 8, 9.3 (last sentence only), 9.4, 9.5, 9.6, 11.1. 11.2, 11.3, 13, 14 and 15 shall survive termination of this Agreement indefinitely.

      15.3 Force Majeure. Neither Party hereto shall be responsible for any failure to perform its obligations under this Agreement (other than obligations to pay money) caused by an event reasonably beyond its control, including wars, riots, labor strikes, industry shortages, power outages, natural disasters, or any law, regulation, ordinance, or other act or order of any court, government, or governmental agency. Obligations hereunder, however, shall in no event be excused but shall be suspended only until the cessation of any cause of such failure. In the event


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

            that such force majeure should obstruct performance of this Agreement for more than three (3) months, the Parties hereto shall consult with each other to determine whether this Agreement should be modified. The Party facing an event of force majeure shall use its best endeavors in order to remedy that situation as well as to minimize its effects. A Party experiencing an event of force majeure shall notify the other Party as soon as possible after its occurrence.

      15.4 No Joint Venture. The sole relationship between the Parties shall be that of independent contractors. Nothing herein shall be construed to constitute the Parties as partners, joint venturers, or agents of each other in any way whatsoever. Neither Party shall make any warranties or representations, or assume or create any obligations, on the other Party's behalf. Each Party shall be solely responsible for the actions of its respective employees, agents, and representatives.

      15.5 Rules of Construction. As used in this Agreement, all terms used in the singular shall be deemed to include the plural, and vice versa, as context requires. The words hereof, herein, and hereunder refer to this Agreement as a whole, including any exhibits hereto, as the same may from time to time be amended or supplemented and not to any subdivision contained in this Agreement. When used herein, including shall mean including, without limitation and discretion shall mean sole discretion. Descriptive headings are inserted for convenience only, and shall not be utilized in interpreting this Agreement. This Agreement has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party.

      15.6 Amendment; Waiver. This Agreement may not be modified, nor shall any provision hereof be waived or amended, except in a writing duly signed by authorized representatives of the Parties. A waiver with respect to one event shall not be construed as continuing, or as a bar to or waiver of any right or remedy as to subsequent events.

      15.7 Severability. If any provision hereof is found to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed without further action by the Parties to the extent necessary to make such provision valid and enforceable, and no other provisions hereof shall be affected or impaired thereby.

      15.8 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York applicable to contracts entered into and wholly to be performed therein, without regard to that body of law relating to conflict of laws.

      15.9 No Third Party Beneficiaries. Nothing express or implied in this Agreement is intended to confer, nor shall anything herein confer, upon any person other than the Parties and the respective successors or assigns of the Parties, any rights, remedies, obligations, or liabilities whatsoever.


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

      15.10 Recovery of Costs and Expenses. If either Party brings an action against the other Party to enforce its rights under this Agreement, the prevailing Party shall be entitled to recover its reasonable costs and expenses incurred in connection with such action and all appeals of such action, including without limitation reasonable attorneys' fees and costs.

      15.11 Notices. Any notices to be given hereunder to a Party shall be made via U.S. Mail or express courier to such Party's address given below, and/or (other than for the delivery of fees) via facsimile to the facsimile telephone numbers listed on the signature page of this Agreement.

      If to Dialogue, to

            Cyber Dialogue Inc.
            304 Hudson Street
            6th Floor
            New York, New York 10013
            Attention; Mark Esiri
            Fax: *****

      with a copy to;

            Skadden, Arps, Slate, Meagher & Flom LLP
            1440 New York Avenue, N.W.
            Washington, DC 20005
            Attention: Michael P. Rogan, Esq.
            Fax: *****

      If to AMFMi, to

            AMFM Interactive Inc.
            c/o AMFM Inc.
            1845 Woodall Rodgers Freeway
            Suite 1300
            Dallas, Texas 75201
            Attention: President of Chancellor Media Services
            Fax: *****

      with copies to;

            AMFM Inc.
            1845 Woodall Rodgers Freeway
            Suite 1300
            Dallas, Texas 75201
            Attention: General Counsel
            Fax: *****


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

            Vinson & Elkins, L.L.P.
            3700 Trammell Crow Center
            2001 Ross Avenue
            Dallas, Texas 75201
            Attention: Michael D. Wortley
            Fax: *****

            Each party named above may change its address and that of its representative for notice by the giving of notice thereof in the manner hereinabove provided.

      15.12 Counterparts; Facsimiles. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile copies hereof shall be deemed to be originals.

      15.13 Entire Agreement. This Agreement constitutes the complete agreement between the Parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings, communications, and agreements, written or oral, regarding such subject matter.

      15.14 Solicitation. For the term of this Agreement and for twelve (12) calendar months after its termination or expiration, neither party will solicit for employment any person who (i) at the time, is an employee of the other Party; or (ii) at any time within the prior six (6) months was an employee of the other Party, without the express written permission of the other. For purposes of this
            Section 15.14 only, "Party" shall mean the signatories hereto and also include AMFM Inc. and its subsidiaries. Notwithstanding the foregoing, AMFMi may offer employment to the following Dialogue employees: *****.

      15.15 Warrant. On execution of this Agreement, Dialogue will grant to AMFMi a warrant for five percent (5%) of the fully diluted shares of Dialogue as set forth in Schedule 3.

      15.16 No Recourse Against Others. No past or present or future director, officer, employee, stockholder or incorporator, as such, of a Party or any of its affiliates shall have any liability for any obligations of the Party under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation.


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, the Parties to this Agreement by their duly authorized representatives have executed this Agreement as of the date first above written.

AMFM INTERACTIVE INC.                  CYBER DIALOGUE INC.


By: /s/ James E. Burton                By:
    ---------------------------            -------------------------------------

Title: Chief Financial Officer         Title:
       ------------------------               ----------------------------------

Name: James E. Burton                  Name:
      -------------------------              -----------------------------------

_______________________________        _________________________________________
_______________________________        _________________________________________
Attn:__________________________        Attn:____________________________________
Fax:___________________________        Fax:_____________________________________



***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, the Parties to this Agreement by their duly authorized representatives have executed this Agreement as of the date first above written.

AMFM INTERACTIVE INC.                  CYBER DIALOGUE INC.


By:                                    By: /s/ Mark Esiri
    ---------------------------            -------------------------------------

Title:                                 Title: CHIEF EXECUTIVE OFFICER
       ------------------------               ----------------------------------

Name:                                  Name: Mark Esiri
      -------------------------              -----------------------------------

_______________________________        _________________________________________
_______________________________        _________________________________________
Attn:__________________________        Attn:____________________________________
Fax:___________________________        Fax:_____________________________________



***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                    SCHEDULES

Schedule 1       Fees

Schedule 2       Budgets

Schedule 3       Warrants

Schedule 4       Dialogue Clients



***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                   SCHEDULE I

                                      FEES

AMFMi shall pay Dialogue the following fees:

      For the first three months of the Initial Term, AMFMi shall pay Dialogue's actually incurred reasonable direct out-of-pocket costs, plus *****.

      For the second three months of the Initial Term, AMFMi shall pay Dialogue's actually incurred reasonable direct out-of-pocket costs, plus *****.

      For the third three months of the Initial Term, AMFMi shall pay Dialogue's actually incurred reasonable direct out-of-pocket costs, plus *****.

      For the remaining months of the Initial Term, AMFMi shall pay Dialogue's actually incurred reasonable direct out-of-pocket costs, plus *****.

      If the Agreement is extended beyond the Initial Term, the parties shall mutually agree in good faith on the fees to be paid during the Extended Term.


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                   SCHEDULE 2

                                     BUDGETS

AMFMi Customer Management Hardware and Software Budget

All hardware and software purchased or licensed for use as part of the Customer Management Initiative will be at the sole cost of, and the property of, AMFMi. The following hardware and software will be acquired at market prices negotiated by Dialgoue, or licensed on standard terms [where Dialogue provides existing software code.] All equipment orders will be placed in AMFMi's name and paid directly by AMFMi, except to the extent that receipt of discounts requires purchase by Dialogue, in which case Dialogue shall bill AMFMi for the full cost of such equipment plus a ***** handling fee, with payments for such equipment due net thirty from the date of billing. Usage fees are summarized below at Schedule C.

 ----------------------------------------------------------------------------------------------------------
       Component                Hardware                             Software                    Budget
                                                                                                Estimate
----------------------------------------------------------------------------------------------------------
Operational
  Customer
  Database
----------------------------------------------------------------------------------------------------------
*****



***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                 Schedule 2 - 2


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Design and Development Budget

Designing, programming and maintaining the architecture for the various elements of AMFMi's Customer Management Platform. The following budget is an estimate of a one-time fee, based on Dialogue's engineering rates of ***** per man-day (7 hours). Dialogue's engineering rates represent a blended average of the fully-loaded (to include salaries, bonuses, benefits and overhead allocation) costs of professionals primarily dedicated the AMFMi. Third party vendors or contractors will be charged on a "time and materials basis" with bills submitted monthly, with a detailed break-down of man-days worked, project status and materials expended. Total, including contingency, is a "cost not to exceed" commitment for specified deliverables.

---------------------------------------------------------------------------------------------------------------
      Component                     Development                          Maintenance                    Budget
                                                                                                       Estimate
---------------------------------------------------------------------------------------------------------------
 Operational Customer
       Database
---------------------------------------------------------------------------------------------------------------
*****



***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                   SCHEDULE 3

                                    WARRANTS

--------------------------------------------------------------------------------
Grant                   5,000, representing at least five percent (5%) of the
                        fully diluted shares of the company on the Effective
                        Date
--------------------------------------------------------------------------------
Vesting Schedule        333 vest on signing; 333 vest on the first day of the
                        sixth month of the Initial Term assuming contract not
                        terminated; 334 vest on the twelfth month of the initial
                        Term assuming contract not terminated; 2,000 vest on
                        first day of the Extended Term assuming contract not
                        terminated, 1,000 vest on the 2nd anniversary of the
                        first day of the Extended Term assuming contract not
                        terminated, and 1,000 vest on renewal of the contract
                        past the Extended Term.
--------------------------------------------------------------------------------
Strike Price            $310 per share
--------------------------------------------------------------------------------
Term                    6 years
--------------------------------------------------------------------------------
Rights                  Not applicable
--------------------------------------------------------------------------------


***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                       Schedule 4 - Cyber Dialogue Clients
                              Strictly Confidential

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------
About.com
------------------------------------------------------------------------------------------
                                GTE                           Thetrip.com
------------------------------------------------------------------------------------------
                                                              Thomson
------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------
                                IBM-Global  Sm. Bus.          Time Warner
------------------------------------------------------------------------------------------
                                IBM-PSG
------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------
                                IMP
------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------
America Online (AOL)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                Lending Tree
------------------------------------------------------------------------------------------
                                                              Vertical Net
------------------------------------------------------------------------------------------
AOL (Canada)
------------------------------------------------------------------------------------------
AOL (Health Channel)            Lycos                         Warner Brothers
------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Bank One
------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                              Women.com
------------------------------------------------------------------------------------------
                                                              Y&R
------------------------------------------------------------------------------------------
                                Modern Media
------------------------------------------------------------------------------------------
                                Modern Media                  Yankelovich
------------------------------------------------------------------------------------------
                                Monsanto
------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------
Capital One                     Multimedia Resources
------------------------------------------------------------------------------------------
Cartoon Network                 NASDAQ
------------------------------------------------------------------------------------------
Cdnow
------------------------------------------------------------------------------------------
                                Netscape
------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
CNN
------------------------------------------------------------------------------------------
Compaq                          Organic
------------------------------------------------------------------------------------------
                                Organic
------------------------------------------------------------------------------------------
                                Organic - SF
------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
DeloitteConsulting
------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Discovery
------------------------------------------------------------------------------------------
                                Real Media
------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------
FirstUSA
------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------
Garfield Group
------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
GE Financial Assurance
------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Global Sports
------------------------------------------------------------------------------------------
                                *****
------------------------------------------------------------------------------------------



***** = Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.